UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 12, 2009
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-10362 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On March 12, 2009, MGM MIRAGE, a Delaware corporation (“Company”), entered into the First Amendment (“First Amendment”) to that certain purchase agreement dated December 13, 2008 (“Purchase Agreement”) with the Company, through its wholly-owned subsidiary The Mirage Casino-Hotel (“Seller”), Treasure Island Hotel & Casino (“TI”) and Ruffin Acquisition (“Ruffin Acquisition”).
     Reference is made to the secured note to be issued by Ruffin Acquisition in the original principal amount of $175 million (the “$175 Million Note”) and the secured purchase note to be issued by Ruffin Acquisition in the original principal amount of $100 million (the “$100 Million Note” and, together with the $175 Million Note, the “Purchase Notes”), delivery of each of which to Seller at closing will constitute partial payment, equal to the principal amount thereof, of the purchase price for the sale of TI. The First Amendment, which amendment is effectuated through amendments to the Purchase Notes, provides for (i) a potential reduction in the aggregate purchase price for TI by $20 million, which reduction will be effectuated through a reduction of the then outstanding principal amount of the $175 Million Note by $12.7 million and the $100 million note by $7.3 million, in the event that the outstanding principal amount of each of the Purchase Notes (after giving effect to such reduction) and all accrued interest payments thereon are fully paid on or before April 30, 2009 and (ii) an extension of the maturity date of the $175 Million Note from 24 months to 36 months from the date of closing, assuming that this note has not been repaid on an accelereted basis as described above.
     The Purchase Agreement was filed as an exhibit to the Company’s Amendment No. 1 to Current Report on Form 8-K/A dated January 9, 2009, which Current Report is incorporated herein by reference. The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by the First Amendment filed as Exhibit 10 hereto and the Purchase Agreement, in each case, incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

No.	Description

10	First Amendment to the Purchase Agreement dated March 12, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: March 17, 2009	By:	/s/ John McManus
		Name:	John McManus
		Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

No.	Description

10	First Amendment to the Purchase Agreement dated March 12, 2009.